MINUTES OF RESOLUTIONS OF THE BOARD OF DIRECTORS OF THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
A Nevada Corporation

April 24, 2024

A Board of Directors meeting of Therapeutic Solutions International, Inc. ("TSOI"), a Nevada corporation (the "Company") was called to order at 9:00 am on April 24, 2024, by Timothy G. Dixon, Chairman. All Board Members were present as well as shareholders holding a majority of the eligible voting shares. The following matter(s) were brought on seconded motion:

WHEREAS, the Board of Therapeutic Solutions International, Inc. ("TSOI"), who currently beneficially owns 44.56% of the shares of Campbell Neurosciences, Inc.'s ("CNSI") common stock (15,660,000/35,145,000 = .4456), having previously expressed a desire for the issuance of a "loyalty" dividend consisting of up to 10,000,000 shares of TSOI holdings in CNSI to TSOI shareholders through the filing of a corporate action on 3/27/2023 and subsequent filing of a Form 8-K disclosing the action, deems it in the best interest of the Company and its shareholders to refile the corporate action as soon as practicable to provide such a loyalty dividend to TSOI shareholders in the form of up to Ten Million (10,000,000) shares of Campbell Neurosciences, Inc. ("CNSI") beneficially owned by TSOI by issuing a prorated loyalty dividend to TSOI shareholders in CNSI at a ratio of 0.0022 shares of CNSI stock for each one (1) share owned in TSOI stock (10,000,000/4,458,184,291= 0.002243065640016) as of April 30, 2024 (the "Dividend Offer") on the record date of the action of May 15, 2024 ("Dividend Offer Date"), the Dividend Offer to remain open for Ninety (90) days from the Dividend Offer Date (on or about August 14, 2024), the initial corporate action filed on or about 3/27/2023 being withdrawn on or about 3/12/2024 principally due to staleness;

WHEREAS, pursuant to Nevada Revised Statutes Section NRS 78.215 the Board is authorized to solicit majority consent of the eligible voting shareholders of approval by TSOI Preferred Series A shareholders representing at least 55.5% of the voting stock of TSOI and whereby the Board has acquired unanimous written consent from the entire class of holders of Series A Preferred Stock ("Preferred A"), copies of Consents being attached, both Preferred A shareholders being present and approving the refiling of the corporate action with FINRA of the proposed loyalty dividend to TSOI shareholders in the form of up to Ten Million (10,000,000) shares of Campbell Neurosciences, Inc. ("CNSI") beneficially owned by TSOI by issuing a prorated loyalty dividend to TSOI shareholders in CNSI at a ratio of 0.0022 shares of CNSI stock for each one (1) share owned in TSOI stock as of April 30, 2024 (the "Dividend Offer") on the record date of the action of May 15, 2024 ("Dividend Offer Date"), the Dividend Offer to remain open for Ninety (90) days from the Dividend Offer Date (on or about August 14, 2024); and,

WHEREAS, it is understood and acknowledged that CNSI through its officers and directors are authorized to acquire a CUSIP for its common stock.

NOW THEREFORE BE IT RESOLVED, that it is in the best interest of the Company and its shareholders to refile the corporate action as soon as practicable to offer a loyalty dividend to TSOI shareholders in the form of up to Ten Million (10,000,000) shares of Campbell Neurosciences, Inc. ("CNSI") beneficially owned by TSOI by issuing a prorated loyalty dividend to TSOI shareholders in CNSI at a ratio of 0.0022 shares of CNSI stock for each one (1) share owned in TSOI stock as of April 30, 2024 (the "Dividend Offer") on the record date of the action of May 15, 2024 ("Dividend Offer Date"), the Dividend Offer to remain open for Ninety (90) days from the Dividend Offer Date (on or about August 14, 2024); the initial corporate action filed on or about 3/27/2023 being withdrawn on or about 3/12/2024 principally due to staleness.

RESOLVED FURTHER, that the officers of the Company are hereby authorized to do and perform any and all such acts, including the filing of a Form 8-K regarding this corporate action, and execution and issuance of any and all documents, as said officers shall deem necessary or advisable, to carry out the purposes of the Company and its corporate action.

RESOLVED FURTHER, that these meeting minutes shall be filed in the minute book of the Company and become a part of the official records of the Company.

No further business was brought before the Board and the Chairman closed the meeting.

Timothy G. Dixon
Chairman of the Board
Secretary

SEE ATTACHED
CALIFORNIA NOTARY CERTIFICATE

Thomas E. Ichim
Director

See CA Attached:
#2369786
☐ Jurat
☒ Acknowledgment

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of San Diego)

On 5-1-2024 before me, J. D. Miller, Notary Public
Date Here Insert Name and Title of the Officer
personally appeared Timothy G. Dixon
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

J. D. MILLER
COMM. #2474019
Notary Public - California
San Diego County
My Comm. Expires Nov. 27, 2027

Signature [signature]
Signature of Notary Public

J.D. Miller, Notary Public
Commission Expires: November 27, 2027

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document
Title or Type of Document: ____
Document Date: ____ Number of Pages: ____
Signer(s) Other Than Named Above: ____

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____
☐ Corporate Officer — Title(s): ____
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ____
Signer Is Representing: ____

Signer's Name: ____
☐ Corporate Officer — Title(s): ____
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ____
Signer Is Representing: ____

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California }
County of San Diego }

On 05/01/2024 (Date) before me, HEIDI YEPIS, NOTARY PUBLIC (Here Insert Name and Title of the Officer),

personally appeared THOMAS E. ICHIM (~~Name(s) of Signer(s)~~)

who proved to me on the basis of satisfactory evidence to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

HEIDI YEPIS
Notary Public - California
San Diego County
Commission # 2369786
My Comm. Expires Aug 30, 2025

Place Notary Seal and/or Stamp Above

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature Heidi Yepis (*Signature of Notary Public*)

OPTIONAL

Completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: Minutes - Therapeutic Solutions International, Inc

Document Date: 04/24/2024 Number of Pages: 3

Signer(s) Other Than Named Above: Timothy G. Dixon

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
☐ Corporate Officer – Title(s): ______
☐ Partner – ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian of Conservator
☐ Other: ______
Signer is Representing: ______

Signer's Name: ______
☐ Corporate Officer – Title(s): ______
☐ Partner – ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian of Conservator
☐ Other: ______
Signer is Representing: ______